Filed Pursuant to Rule 497(e)

Registration File No: 333-67926

SUPPLEMENT TO

THE PROSPECTUS OF

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

200 Park Avenue, 24th Floor

New York, New York 10166

(212) 667-4225

Supplement dated July 13, 2007 to the Prospectus of

Advantage Advisers Multi-Sector Fund I (the "Fund")

The following updates and revises certain information regarding the Fund's Portfolio Managers provided in the Prospectus dated January 31, 2007, as supplemented to date:

Mr. Michael O'Brien who had served as one of the Portfolio Managers at KBW Asset Management, Inc. ("KBWAM") that managed the banking/financial services Separate Investment Account left KBWAM effective July 6, 2007. Mr. Leonard Savage continues to manage the banking/financial services Separate Investment Account at KBWAM.

Effectively July 9, 2007, Mr. John Wimsatt assumed the responsibility of a Portfolio Manager at KWBAM with respect to the Fund's banking/financial services Separate Investment Account.

Mr. Wimsatt joined KBWAM in 2007. Prior to joining KBWAM, Mr. Wimsatt was a Portfolio Manager and Analyst at Levin Capital Strategies, LP. Before joining Levin Capital Strategies, LP, he also held positions at Franklin Mutual Advisors, Weston Capital and Axia Capital Management. He began his investment career at Friedman, Billings, Ramsey Group where he focused on financial services research in Assistant Portfolio Manager and Analyst roles. Mr. Wimsatt holds a B.A. in Finance from Farleigh Dickinson University in New Jersey.